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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2005




                                 OCCULOGIX, INC.
             (Exact name of Registrant as specified in its Charter)


            Delaware                     000 51030            59-343-4771
  (State or other Jurisdiction)        (Commission           (IRS Employer
        of Incorporation)               File Number)       Identification No.)


                     2600 Skymark Avenue, Unit 9, Suite 201
                          Mississauga, Ontario L4W 5B2
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement

On March 29, 2005, the Company issued a press release announcing that, in connection with entering into a supply and co-marketing agreement (the "Marketing Agreement") with Rheogenx Biosciences Corporation ("Rheogenx"), the Company has re-acquired its patent, know-how and trademark rights to non-ophthalmic indications for the RHEO System in North America that the Company had previously licensed to Rheogenx.

The termination of the license of such rights was effected by the Company entering into an asset purchase agreement with Rheogenx as of March 28, 2005 (the "Asset Purchase Agreement"), pursuant to which the Company acquired from Rheogenx, for nominal consideration, all of Rheogenx's rights, title and interest in (1) the name "Rheogenx", (2) the License Agreement dated as of October 1, 2003 between the Company and Rheogenx (the "License Agreement") and
(3) the Sales Agreement dated as of October 1, 2003 between the Company and Rheogenx (the "Sales Agreement").

The Marketing Agreement, dated March 28, 2005, secures for Rheogenx and its affiliates, including PhereSys Therapeutics Corporation ("PhereSys"), a supply of pumps and disposable treatment sets from the Company. Pursuant to the Marking Agreement, the Company will also provide marketing support for PhereSys' mobile apheresis business, upon the Company obtaining FDA approval to market its RHEO System in the United States.

ITEM 1.02 Termination of a Material Definitive Agreement

Under the License Agreement, the Company licensed to Rheogenx the Company's rights to the RHEO System and associated intellectual property for non-ophthalmic uses to Rheogenx. Under the Sales Agreement, the Company appointed Rheogenx as its exclusive representative in Canada, the United States and Mexico to sell the RHEO System for non-ophthalmic uses.

As disclosed above, the License Agreement and the Sales Agreement effectively were terminated as of March 28, 2005 by the Company entering into the Asset Purchase Agreement with Rheogenx.


ITEM 9.01 Financial Statements and Exhibits

(c)   Exhibits

99.1  Press Release of OccuLogix, Inc. dated March 29, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OCCULOGIX, INC.

Date:  April 1, 2005
                                          By: /s/ Stephen Kilmer
                                              ---------------------------------
                                              Stephen Kilmer
                                              Vice President, Corporate Affairs